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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officers and directors of Princeton National Bancorp, Inc., a Delaware corporation, do hereby constitute and appoint Tony J. Sorcic and Todd D. Fanning, and each of them, the lawful attorneys and agents or attorney and agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933 as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement on Form S-8 relating to an amendment to increase the number of shares of common stock available under the Citizens First National Bank 401(k) & Profit Sharing Plan approved by the Board of Directors on April 17, 2006. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite his name.

              SIGNATURE                             TITLE                    DATE
              ---------                             -----                    ----


/s/ Tony J. Sorcic
-------------------------------------
Tony J. Sorcic                          Chief Executive Officer and     April 17, 2006
                                        Director (Principal Executive
                                        Officer)


/s/ Craig O. Wesner
-------------------------------------
Craig O. Wesner                         Director                        April 17, 2006


/s/ Daryl Becker
-------------------------------------
Daryl Becker                            Director                        April 17, 2006


/s/ Gary C. Bruce
-------------------------------------
Gary C. Bruce                           Director                        April 17, 2006



-------------------------------------
Sharon L. Covert                        Director                        April 17, 2006



-------------------------------------
John R. Ernat                           Director                        April 17, 2006


/s/ Donald E. Grubb
-------------------------------------
Donald E. Grubb                         Director                        April 17, 2006

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



-------------------------------------
Mark Janko                              Director                        April 17, 2006


/s/ Thomas M. Longman
-------------------------------------
Thomas M. Longman                       Director                        April 17, 2006



-------------------------------------
Willard O. Lee                          Director                        April 17, 2006


/s/ Stephen M. Samet
-------------------------------------
Stephen M. Samet                        Director                        April 17, 2006



-------------------------------------
Ervin I. Pietsch                        Director                        April 17, 2006